UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2018

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we,” “us,” and “our” refer to Iron Mountain Incorporated.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On January 10, 2018, we filed a Current Report on Form 8-K, or the Original Form 8-K, to report the completion of our previously announced acquisition of IO Data Centers, LLC, or IODC, pursuant to a purchase agreement, or the Purchase Agreement, dated as of December 11, 2017, among IRM Data Centers Expansion LLC, our indirect, wholly-owned subsidiary, IODC, the Sellers referred to therein, Innovation Holdings, LLC, solely in its capacity as a representative of the Sellers, and, solely with respect to Articles 1, 10 and 11 of the Purchase Agreement, us, as guarantor, to purchase the United States operations of IODC, a colocation data center services provider, and its United States subsidiaries, or the IODC Transaction.

This amendment to the Original Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K relating to the IODC Transaction. This amendment reports no other updates or amendments to the Original Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited combined statement of revenue and certain operating expenses of IO Data Centers, LLC, IO Data Centers USA, LLC, IO Capital Princess, LLC, IO Phoenix One, LLC, IO New Jersey One, LLC, IO Ohio One, LLC, IO.Cloud, LLC, IO Data Centers Government Services, LLC and 4802 E Van Buren, LLC, or the IO Portfolio, for the year ended December 31, 2017 and the notes related thereto are filed as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet and unaudited pro forma statement of operations of the combined company as of and for the year ended December 31, 2017 and the notes related thereto are filed as Exhibit 99.2 hereto.

(d) Exhibits

23.1	Consent of Deloitte & Touche LLP. (Filed herewith.)

99.1	Audited Combined Statement of Revenue and Certain Operating Expenses for the year ended December 31, 2017 of the IO Portfolio, and notes thereto. (Filed herewith.)

99.2	Unaudited Pro Forma Balance Sheet and Unaudited Pro Forma Statement of Operations of the combined company as of and for the year ended December 31, 2017, and notes thereto. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

	By:	/s/ Stuart B. Brown
	Name:	Stuart B. Brown
	Title:	Executive Vice President and Chief Financial Officer

Date: March 19, 2018